ITEM 5. Other Events.
ITEM 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit 99(A)

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): August 28, 2000

CLEVELAND-CLIFFS INC

(Exact name of registrant as specified in its charter)

OHIO	1-8944	34-1464672

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216-694-5700)

(Former name or former address, if changed since last report)

ITEM 5. Other Events.

Cleveland-Cliffs Inc published a News Release on August 28, 2000 with respect to Cleveland-Cliffs Inc and Lurgi intention to proceed with Trinidad HBI Plant.

ITEM 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

Exhibit
Number	Exhibit

99 (a)	Cleveland-Cliffs Inc News Release, published on August 28, 2000, captioned Cleveland-Cliffs Inc and Lurgi to Proceed With Trinidad HBI Plant.	Filed Herewith

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By: /s/ C. B. Bezik Name: C. B. Bezik Title: Senior Vice President-Finance

      Dated: August 30, 2000

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

99 (a)	Cleveland-Cliffs Inc News Release, published on August 28, 2000, captioned Cleveland-Cliffs Inc and Lurgi to Proceed With Trinidad HBI Plant	Filed Herewith

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